UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21668

Cohen & Steers Dividend Value Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    February 28

Date of reporting period:    February 28, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended February 28, 2018. The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended February 28, 2018	Year Ended February 28, 2018
Cohen & Steers Dividend Value Fund:
Class A	10.32%	10.81%
Class C	9.94%	10.11%
Class I	10.50%	11.18%
Class R	10.23%	10.63%
Class Z	10.49%	11.18%
Russell 1000 Value Index[a]	7.26%	7.75%
S&P 500 Index[a]	10.84%	17.10%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]	The Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe in the Russell 1000 Index that have lower price-to-book ratios and lower expected growth values. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Market Review

The 12-month period ended February 28, 2018 was favorable for equities amid a broad-based acceleration in global growth—the most expansive since the International Monetary Fund began collecting data in 1980. The U.S. economy accelerated toward 3% annualized growth, and tax cuts and regulation rollbacks fueled optimism about the economy and corporate earnings. Europe grew at its fastest pace in a decade following years of subdued growth. Within Asia Pacific, China’s GDP growth continued to moderate, although it held up better than expected and the country’s industrial sector showed steady expansion. Growth in Japan picked up from lackluster levels, with improvements in both manufacturing and services.

Markets saw elevated volatility late in the period as investors worried that growing inflation concerns could prompt the Federal Reserve to raise interest rates faster than expected. The yield on the U.S. 10-year Treasury, which was below 2.4% for most of 2017, rose to 2.9% in the final weeks of the period. Large-cap value companies participated in the 12-month rally in stocks, but trailed the broader market, which was led higher by growth-oriented companies.

Fund Performance

The Fund had a positive total return in the period and outperformed its benchmark. Stock selection in the health care sector aided the Fund’s relative performance. The Fund had a beneficial overweight position in Aetna, which rose on news that it would be acquired by CVS. An underweight and stock selection in the real estate sector also helped relative performance. While real estate stocks were generally pressured by concerns about rising interest rates, the Fund’s allocation was mostly limited to American Tower and Crown Castle International, two out-of-index tower companies that rallied on strong demand for wireless data.

Stock selection in the utilities and consumer discretionary sectors contributed positively to relative returns as well. Within utilities, the Fund did not invest in California-based PG&E, which had a sizable decline on concerns regarding the company’s potential liability for damage caused by recent wildfires in the state.

Performance also benefited from the Fund’s overweights in the information technology and financial sectors, both of which significantly outpaced the benchmark. Technology saw particular strength in chip makers and related stocks. In general, the sector benefited from increased global demand and technological innovation that contributed to better-than-expected earnings and upward revisions to forward guidance. Financial companies were lifted in part by optimism that rising interest rates would widen the group’s profit margins.

Stock selection in the energy sector detracted from relative performance. Two of our holdings—Anadarko Petroleum and Noble Energy—had assets in Colorado, where an abandoned oil & gas flow line contributed to a fatal house explosion early in the period. All producers in the region were penalized by the market, and these two holdings struggled to make up lost ground.

Stock selection in the materials and consumer staples sectors also hindered performance. Within consumer staples, we held an out-of-index position in tobacco company Altria, which fell on news that the Food and Drug Administration would seek to lower maximum allowable nicotine levels in cigarettes.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Impact of Derivatives on Fund Performance

The Fund engaged in an option strategy with the intention of enhancing total returns. These contracts did not have a material effect on the Fund’s total return for the 12-month period ended February 28, 2018.

Sincerely,

CHRISTOPHER RHINE	ANATOLIY CHEREVACH
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended February 28, 2018

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	5.82%[a]	9.11%[c]	—	—	—
1 Year (without sales charge)	10.81%	10.11%	11.18%	10.63%	11.18%
5 Years (with sales charge)	11.34%[a]	11.64%	—	—	—
5 Years (without sales charge)	12.37%	11.64%	12.76%	—	—
10 Years (with sales charge)	6.52%[a]	6.33%	—	—	—
10 Years (without sales charge)	7.02%	6.33%	7.39%	—	—
Since Inception[d] (with sales charge)	7.16%[a]	6.86%	—	—	—
Since Inception[d] (without sales charge)	7.55%	6.86%	7.93%	9.17%	9.72%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2017 prospectus, as supplemented on July 26, 2017, were as follows: Class A—1.25% and 1.00%; Class C—1.90% and 1.65%; Class I—0.95% and 0.65%; Class R—1.40% and 1.15%; and Class Z—0.90% and 0.65%. Through June 30, 2019, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.
[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception date of August 31, 2005 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017—February 28, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period[a] September 1, 2017— February 28, 2018
Class A
Actual (10.32% return)	$1,000.00	$1,103.20	$5.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01

Class C
Actual (9.94% return)	$1,000.00	$1,099.40	$8.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.61	$8.25

Class I
Actual (10.50% return)	$1,000.00	$1,105.00	$3.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

Class R
Actual (10.23% return)	$1,000.00	$1,102.30	$5.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76

Class Z
Actual (10.49% return)	$1,000.00	$1,104.90	$3.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

[a]	Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS DIVIDEND VALUE FUND, INC.

February 28, 2018

Top Ten Holdings

(Unaudited)

Security	Value	% of Net Assets
JPMorgan Chase & Co.	$4,039,843	4.3
FirstEnergy Corp.	3,343,116	3.5
Bank of America Corp.	3,332,526	3.5
Exxon Mobil Corp.	3,271,741	3.5
Wells Fargo & Co.	2,922,136	3.1
TJX Cos./The	2,108,588	2.2
Time Warner	2,107,217	2.2
Chubb Ltd.	2,068,484	2.2
Oracle Corp.	2,009,218	2.1
Bristol-Myers Squibb Co.	2,000,299	2.1

Sector Breakdown

(Based on Net Assets)

(Unaudited)

[a]	The Financial sector includes the banks, diversified financial services and insurance industries.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS

February 28, 2018

		Number of Shares	Value

COMMON STOCK	98.6%
BASIC MATERIALS—PAPER & FOREST PRODUCTS	0.8%
International Paper Co.		11,948	$711,981

COMMUNICATIONS	2.9%
TELECOMMUNICATION	1.9%
AT&T		51,069	1,853,804

TOWERS	1.0%
Crown Castle International Corp.		8,295	912,948

TOTAL COMMUNICATIONS			2,766,752

CONSUMER—CYCLICAL	7.8%
MEDIA	3.7%
The Walt Disney Co.		13,431	1,385,542
Time Warner		22,668	2,107,217

			3,492,759

SPECIALTY RETAIL	4.1%
Lowe’s Cos.		19,953	1,787,590
TJX Cos./The		25,503	2,108,588

			3,896,178

TOTAL CONSUMER—CYCLICAL			7,388,937

CONSUMER—NON-CYCLICAL	6.2%
AGRICULTURE	0.9%
Altria Group		13,985	880,356

COSMETICS/PERSONAL CARE	2.0%
Procter & Gamble Co./The		23,369	1,834,934

FOOD PRODUCTS	1.5%
Kroger Co./The		51,505	1,396,816

RETAIL	1.8%
Wal-Mart Stores		19,249	1,732,602

TOTAL CONSUMER—NON-CYCLICAL			5,844,708

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2018

		Number of Shares	Value

ENERGY	13.0%
OIL & GAS	8.8%
Anadarko Petroleum Corp.		34,763	$1,982,882
EOG Resources		10,898	1,105,275
Exxon Mobil Corp.		43,197	3,271,741
Marathon Petroleum Corp.		7,386	473,147
Pioneer Natural Resources Co.		8,319	1,416,143

			8,249,188

OIL & GAS SERVICES	4.2%
Baker Hughes a GE Co.		21,169	558,862
Halliburton Co.		32,676	1,516,820
Schlumberger Ltd.		29,079	1,908,745

			3,984,427

TOTAL ENERGY			12,233,615

FINANCIAL	27.4%
BANKS	10.8%
Bank of America Corp.		103,817	3,332,526
Huntington Bancshares		66,922	1,050,675
PNC Financial Services Group		9,012	1,420,832
Regions Financial Corp.		41,608	807,611
Wells Fargo & Co.		50,028	2,922,136
Zions Bancorporation		12,988	713,950

			10,247,730

DIVERSIFIED FINANCIAL SERVICES	8.4%
Ameriprise Financial		6,480	1,013,731
BlackRock		1,918	1,053,807
JPMorgan Chase & Co.		34,977	4,039,843
Morgan Stanley		32,078	1,797,010

			7,904,391

INSURANCE	8.2%
American International Group		19,239	1,103,164
Assurant		13,487	1,152,734
Chubb Ltd.		14,575	2,068,484
Everest Re Group Ltd.		7,631	1,833,271
Hartford Financial Services Group		30,170	1,594,485

			7,752,138

TOTAL FINANCIAL			25,904,259

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2018

		Number of Shares	Value

HEALTH CARE	13.8%
BIOTECHNOLOGY	2.0%
Biogen[a]		6,441	$1,861,385

HEALTH CARE EQUIPMENT & SUPPLIES	1.7%
Abbott Laboratories		26,930	1,624,687

HEALTH CARE PRODUCTS	1.5%
Johnson & Johnson		10,458	1,358,285

HEALTH CARE PROVIDERS & SERVICES	2.8%
Aetna		9,374	1,659,760
Universal Health Services, Class B		8,733	997,309

			2,657,069

PHARMACEUTICAL	5.8%
AmerisourceBergen Corp.		9,703	923,337
Bristol-Myers Squibb Co.		30,216	2,000,299
Mylan NVa		33,021	1,331,407
Pfizer		34,365	1,247,793

			5,502,836

TOTAL HEALTH CARE			13,004,262

INDUSTRIALS	6.6%
AEROSPACE & DEFENSE	1.3%
General Dynamics Corp.		5,427	1,207,236

AIR FREIGHT & COURIERS	1.9%
FedEx Corp.		7,416	1,827,377

COMMERCIAL SERVICES & SUPPLIES	1.0%
Republic Services		14,324	962,286

DIVERSIFIED MANUFACTURING	1.4%
Caterpillar		8,777	1,357,187

MACHINERY	1.0%
Snap-on		5,757	916,630

TOTAL INDUSTRIALS			6,270,716

INFORMATION TECHNOLOGY—INTERNET SOFTWARE & SERVICES	0.9%
Facebook, Class Aa		4,530	807,790

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2018

		Number of Shares	Value

MATERIALS—CHEMICALS	1.9%
Air Products & Chemicals		5,855	$941,425
DowDuPont		12,793	899,348

			1,840,773

REAL ESTATE—DATA CENTERS	2.0%
Digital Realty Trust		18,693	1,881,264

TECHNOLOGY	9.2%
COMPUTERS	2.1%
International Business Machines Corp.		12,562	1,957,536

SEMICONDUCTORS	1.4%
Lam Research Corp.		7,078	1,357,985

SOFTWARE	2.1%
Oracle Corp.		39,653	2,009,218

TELECOMMUNICATION EQUIPMENT	3.6%
Cisco Systems		38,412	1,720,089
QUALCOMM		25,773	1,675,245

			3,395,334

TOTAL TECHNOLOGY			8,720,073

UTILITIES	6.1%
ELECTRIC UTILITIES	4.1%
FirstEnergy Corp.		103,406	3,343,116
NextEra Energy		3,323	505,594

			3,848,710

REGULATED ELECTRIC	2.0%
Xcel Energy		43,285	1,873,375

TOTAL UTILITIES			5,722,085

TOTAL COMMON STOCK (Identified cost—$78,821,728)			93,097,215

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2018

		Number of Shares	Value

SHORT-TERM INVESTMENTS	1.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.33%[b]		1,179,791	$1,179,791

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,179,791)			1,179,791

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$80,001,519)	99.8%		94,277,006
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		165,809

NET ASSETS	100.0%		$94,442,815

Note:	Percentages indicated are based on the net assets of the Fund.
[a]	Non-income producing security.
[b]	Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2018

ASSETS:
Investments in securities, at value (Identified cost—$80,001,519)	$94,277,006
Receivable for:
Dividends	219,116
Fund shares sold	116,213
Other assets	3,212

Total Assets	94,615,547

LIABILITIES:
Payable for:
Investment advisory fees	36,900
Shareholder servicing fees	33,931
Fund shares redeemed	31,804
Administration fees	1,746
Distribution fees	1,021
Directors’ fees	925
Other liabilities	66,405

Total Liabilities	172,732

NET ASSETS	$94,442,815

NET ASSETS consist of:
Paid-in capital	$73,811,657
Accumulated undistributed net realized gain	6,355,671
Net unrealized appreciation	14,275,487

$94,442,815

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

February 28, 2018

CLASS A SHARES:
NET ASSETS	$18,460,855
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,217,742

Net asset value and redemption price per share	$15.16

Maximum offering price per share ($15.16 ÷ 0.955)[a]	$15.87

CLASS C SHARES:
NET ASSETS	$18,121,272
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,204,790

Net asset value and offering price per share[b]	$15.04

CLASS I SHARES:
NET ASSETS	$57,761,105
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,801,739

Net asset value, offering and redemption price per share	$15.19

CLASS R SHARES:
NET ASSETS	$90,411
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,959

Net asset value, offering and redemption price per share	$15.17

CLASS Z SHARES:
NET ASSETS	$9,172
Shares issued and outstanding ($0.001 par value common stock outstanding)	604

Net asset value, offering and redemption price per share	$15.19

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended February 28, 2018

Investment Income:
Dividend income (net of $14,626 of foreign withholding tax)	$3,798,891

Expenses:
Investment advisory fees	1,281,412
Distribution fees—Class A	46,725
Distribution fees—Class C	159,129
Distribution fees—Class R	342
Shareholder servicing fees—Class A	18,690
Shareholder servicing fees—Class C	53,043
Shareholder servicing fees—Class I	90,257
Professional fees	101,680
Administration fees	86,953
Registration and filing fees	75,991
Shareholder reporting expenses	35,089
Transfer agent fees and expenses	18,292
Directors’ fees and expenses	13,369
Custodian fees and expenses	6,303
Miscellaneous	19,309

Total Expenses	2,006,584
Reduction of Expenses (See Note 2)	(538,856)

Net Expenses	1,467,728

Net Investment Income (Loss)	2,331,163

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	51,216,763
Written option contracts	92,934
Foreign currency transactions	2,758

Net realized gain (loss)	51,312,455

Net change in unrealized appreciation (depreciation) on investments in securities	(30,168,146)

Net Realized and Unrealized Gain (Loss)	21,144,309

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,475,472

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2018	For the Year Ended February 28, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$2,331,163	$2,833,368
Net realized gain (loss)	51,312,455	25,559,837
Net change in unrealized appreciation (depreciation)	(30,168,146)	21,678,162

Net increase (decrease) in net assets resulting from operations	23,475,472	50,071,367

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(195,370)	(215,171)
Class C	(75,098)	(139,469)
Class I	(2,073,546)	(2,357,158)
Class R	(599)	(261)
Class Z	(132)	(138)
Net realized gain:
Class A	(2,160,779)	(1,668,598)
Class C	(2,204,298)	(2,167,491)
Class I	(16,708,656)	(11,816,715)
Class R	(7,564)	(5,219)
Class Z	(1,064)	(821)

Total dividends and distributions to shareholders	(23,427,106)	(18,371,041)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(95,595,413)	(47,799,585)

Total increase (decrease) in net assets	(95,547,047)	(16,099,259)
Net Assets:
Beginning of year	189,989,862	206,089,121

End of year[a]	$94,442,815	$189,989,862

[a]	Includes accumulated undistributed net investment income of $0 and $79,069, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended February 28,
Per Share Operating Performance:	2018	2017	2016[a]	2015	2014
Net asset value, beginning of year	$15.50	$13.30	$16.33	$16.83	$13.92

Income (loss) from investment operations:
Net investment income (loss)[b]	0.17	0.18	0.14	0.11	0.15
Net realized and unrealized gain (loss)	1.42	3.56	(1.92)	2.12	3.24

Total from investment operations	1.59	3.74	(1.78)	2.23	3.39

Less dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.18)	(0.14)	(0.12)	(0.17)
Net realized gain	(1.76)	(1.36)	(1.11)	(2.61)	(0.31)

Total dividends and distributions to shareholders	(1.93)	(1.54)	(1.25)	(2.73)	(0.48)

Net increase (decrease) in net asset value	(0.34)	2.20	(3.03)	(0.50)	2.91

Net asset value, end of year	$15.16	$15.50	$13.30	$16.33	$16.83

Total investment return[c,d]	10.81%	28.76%	–11.63%	13.88%[e]	24.77%[e]

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$18.5	$19.6	$ 17.0	$22.5	$27.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.25%	1.31%	1.37%	1.33%	1.34%

Expenses (net of expense reduction)	1.00%	1.00%	1.01%	1.00%	1.00%

Net investment income (loss) (before expense reduction)	0.85%	0.92%	0.59%	0.31%	0.64%

Net investment income (loss) (net of expense reduction)	1.10%	1.23%	0.95%	0.64%	0.98%

Portfolio turnover rate	102%	70%	64%	79%	83%

[a]	For the year ended February 29.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	The February 28, 2014 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on February 28, 2014.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended February 28,
Per Share Operating Performance:	2018	2017	2016[a]	2015	2014
Net asset value, beginning of year	$15.38	$13.20	$16.22	$16.74	$13.85

Income (loss) from investment operations:
Net investment income (loss)[b]	0.07	0.09	0.04	(0.00)[c]	0.05
Net realized and unrealized gain (loss)	1.41	3.53	(1.91)	2.11	3.23

Total from investment operations	1.48	3.62	(1.87)	2.11	3.28

Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.08)	(0.04)	(0.02)	(0.08)
Net realized gain	(1.76)	(1.36)	(1.11)	(2.61)	(0.31)

Total dividends and distributions to shareholders	(1.82)	(1.44)	(1.15)	(2.63)	(0.39)

Net increase (decrease) in net asset value	(0.34)	2.18	(3.02)	(0.52)	2.89

Net asset value, end of year	$15.04	$15.38	$13.20	$16.22	$16.74

Total investment return[d,e]	10.11%	27.97%	–12.25%	13.19%	23.91%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$18.1	$26.7	$ 25.7	$35.4	$37.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.90%	1.96%	2.02%	1.98%	1.99%

Expenses (net of expense reduction)	1.65%	1.65%	1.66%	1.65%	1.65%

Net investment income (loss) (before expense reduction)	0.18%	0.27%	(0.06)%	(0.33)%	(0.03)%

Net investment income (loss) (net of expense reduction)	0.43%	0.58%	0.30%	(0.00)%[f]	0.31%

Portfolio turnover rate	102%	70%	64%	79%	83%

[a]	For the year ended February 29.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Does not reflect sales charges, which would reduce return.
[f]	Amount is less than 0.005%.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended February 28,
Per Share Operating Performance:	2018	2017	2016[a]	2015	2014
Net asset value, beginning of year	$15.53	$13.32	$16.36	$16.86	$13.93

Income (loss) from investment operations:
Net investment income (loss)[b]	0.22	0.23	0.20	0.17	0.20
Net realized and unrealized gain (loss)	1.42	3.57	(1.94)	2.12	3.25

Total from investment operations	1.64	3.80	(1.74)	2.29	3.45

Less dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.23)	(0.19)	(0.18)	(0.21)
Net realized gain	(1.76)	(1.36)	(1.11)	(2.61)	(0.31)

Total dividends and distributions to shareholders	(1.98)	(1.59)	(1.30)	(2.79)	(0.52)

Net increase (decrease) in net asset value	(0.34)	2.21	(3.04)	(0.50)	2.93

Net asset value, end of year	$15.19	$15.53	$13.32	$16.36	$16.86

Total investment return[c]	11.18%	29.24%	–11.35%	14.30%	25.19%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$57.8	$143.5	$163.5	$191.6	$203.5

Ratios to average daily net assets:

Expenses (before expense reduction)	0.96%	1.01%	1.06%	1.08%	1.06%

Expenses (net of expense reduction)	0.65%	0.65%	0.66%	0.65%	0.65%

Net investment income (loss) (before expense reduction)	1.11%	1.23%	0.91%	0.57%	0.91%

Net investment income (loss) (net of expense reduction)	1.42%	1.59%	1.31%	1.00%	1.32%

Portfolio turnover rate	102%	70%	64%	79%	83%

[a]	For the year ended February 29.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended February 28,			For the Period October 1, 2014[b] through February 28, 2015
Per Share Operating Performance:	2018	2017	2016[a]
Net asset value, beginning of period	$15.51	$13.31	$16.35	$16.57

Income (loss) from investment operations:
Net investment income (loss)[c]	0.15	0.15	0.12	0.04
Net realized and unrealized gain (loss)	1.41	3.57	(1.93)	1.17

Total from investment operations	1.56	3.72	(1.81)	1.21

Less dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.16)	(0.12)	(0.03)
Net realized gain	(1.76)	(1.36)	(1.11)	(1.40)

Total dividends and distributions to shareholders	(1.90)	(1.52)	(1.23)	(1.43)

Net increase (decrease) in net asset value	(0.34)	2.20	(3.04)	(0.22)

Net asset value, end of period	$15.17	$15.51	$13.31	$16.35

Total investment return[d]	10.63%	28.61%	–11.81%	7.51%[e]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$90.4	$64.8	$ 8.0	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.40%	1.46%	1.52%	1.49%[f]

Expenses (net of expense reduction)	1.15%	1.15%	1.16%	1.15%[f]

Net investment income (loss) (before expense reduction)	0.70%	0.71%	0.45%	0.32%[f]

Net investment income (loss) (net of expense reduction)	0.95%	1.02%	0.81%	0.66%[f]

Portfolio turnover rate	102%	70%	64%	79%[e]

[a]	For the year ended February 29.
[b]	Inception date.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended February 28,			For the Period October 1, 2014[b] through February 28, 2015
Per Share Operating Performance:	2018	2017	2016[a]
Net asset value, beginning of period	$15.53	$13.32	$16.36	$16.57

Income (loss) from investment operations:
Net investment income (loss)[c]	0.22	0.23	0.20	0.08
Net realized and unrealized gain (loss)	1.42	3.57	(1.94)	1.16

Total from investment operations	1.64	3.80	(1.74)	1.24

Less dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.23)	(0.19)	(0.05)
Net realized gain	(1.76)	(1.36)	(1.11)	(1.40)

Total dividends and distributions to shareholders	(1.98)	(1.59)	(1.30)	(1.45)

Net increase (decrease) in net asset value	(0.34)	2.21	(3.04)	(0.21)

Net asset value, end of period	$15.19	$15.53	$13.32	$16.36

Total investment return[d]	11.18%	29.24%	–11.35%	7.71%[e]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$9.2	$9.4	$ 8.0	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	0.90%	0.96%	1.02%	0.99%[f]

Expenses (net of expense reduction)	0.65%	0.65%	0.66%	0.65%[f]

Net investment income (loss) (before expense reduction)	1.18%	1.27%	0.95%	0.82%[f]

Net investment income (loss) (net of expense reduction)	1.43%	1.58%	1.31%	1.16%[f]

Portfolio turnover rate	102%	70%	64%	79%[e]

[a]	For the year ended February 29.
[b]	Inception date.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Dividend Value Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 9, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objectives are to provide long-term growth of income and capital appreciation. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of February 28, 2018.

The following is a summary of the inputs used as of February 28, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$93,097,215	$93,097,215	$—	$—
Short-Term Investments	1,179,791	—	1,179,791	—

Total Investments in Securities[a]	$94,277,006	$93,097,215	$1,179,791	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At February 28, 2018, the Fund did not have any option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended February 28, 2018 a portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of February 28, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

For the year ended February 28, 2018 and through June 30, 2019, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended February 28, 2018, fees waived and/or expenses reimbursed totaled $538,856.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. On June 13, 2017, the Board of Directors of the Fund approved an amendment to the Fund’s administration agreement with the investment advisor, effective June 30, 2017, decreasing the administration fee to an annual rate of 0.02% of the average daily net assets of the Fund. For the year ended February 28, 2018, the Fund incurred $48,975 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended February 28, 2018, the Fund has been advised that the distributor received $3,641, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares and $105 and $1,303 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,045 for the year ended February 28, 2018.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Other: As of February 28, 2018, approximately 21% of the Fund’s outstanding shares were owned by shareholders investing either directly or indirectly through an account, platform or program sponsored by one financial institution. Investment and asset allocation decisions by either a direct shareholder or financial institution regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund’s NAV.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended February 28, 2018, totaled $182,711,333 and $200,192,309a, respectively.

[a]	Excludes the value of securities delivered as a result of redemptions in-kind totaling $99,496,832 (See Note 7).

Note 4. Derivative Investments

The following table presents the effect of derivatives held during the year ended February 28, 2018, along with the respective location in the financial statements.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts— Exchange-Traded	Net Realized and Unrealized Gain (Loss)	$92,934	$—

The following summarizes the volume of the Fund’s written option contracts activity during the year ended February 28, 2018:

	Written Option Contracts
Average Notional Amount	$7,235,750	[a]
Ending Notional Amount	—

[a]	Average for the period July 17, 2017 through September 29, 2017, which represents the period the Fund had option contracts outstanding. Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by market value of underlying equity share.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended
	February 28, 2018	February 28, 2017
Ordinary income	$5,831,052	$3,045,197
Long-term capital gain	17,596,054	15,325,844

Total dividends and distributions	$23,427,106	$18,371,041

As of February 28, 2018, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$80,130,971

Gross unrealized appreciation on investments	$16,164,556
Gross unrealized depreciation on investments	(2,018,521)

Net unrealized appreciation (depreciation) on investments	$14,146,035

Undistributed ordinary income	$3,099,874

Undistributed long-term capital gains	$3,385,249

As of February 28, 2018, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to Fund redemptions used as distributions, gains from shareholder redemptions in-kind and foreign currency transactions. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $29,419,570, accumulated undistributed net realized gain was charged $29,354,083 and accumulated undistributed net investment income was charged $65,487. Net assets were not affected by this reclassification.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Capital Stock

On December 6, 2016, the Board of Directors of the Fund approved an additional increase to the Fund’s authorized shares of capital stock. The Fund is now authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 100 million of Class I capital stock, 50 million of Class R capital stock, 50 million of Class T capital stock and 50 million of Class Z capital stock. The Board of Directors of the Fund may increase or decrease the number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended February 28, 2018		For the Year Ended February 28, 2017
	Shares	Amount	Shares	Amount
Class A:
Sold	361,978	$5,529,016	318,936	$4,755,881
Issued as reinvestment of dividends and distributions	96,957	1,447,791	93,438	1,384,343
Redeemed	(508,476)	(7,784,221)	(421,164)	(6,239,188)

Net increase (decrease)	(49,541)	$(807,414)	(8,790)	$(98,964)

Class C:
Sold	118,292	$1,782,243	211,226	$3,135,419
Issued as reinvestment of dividends and distributions	81,970	1,215,763	65,071	958,823
Redeemed	(733,271)	(11,204,766)	(481,175)	(7,051,685)

Net increase (decrease)	(533,009)	$(8,206,760)	(204,878)	$(2,957,443)

Class I:
Sold	2,342,193	$36,952,847	2,497,540	$37,340,395
Issued as reinvestment of dividends and distributions	1,180,462	17,664,696	901,605	13,361,028
Redeemed	(2,655,331)	(41,728,964)	(6,424,132)	(95,497,228)
Redemptions in-kind[a]	(6,309,247)	(99,496,832)	—	—

Net increase (decrease)	(5,441,923)	$(86,608,253)	(3,024,987)	$(44,795,805)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended February 28, 2018		For the Year Ended February 28, 2017
	Shares	Amount	Shares	Amount

Class R:
Sold	1,309	$20,000	4,754	$70,856
Issued as reinvestments of dividends and distributions	469	7,014	287	4,272
Redeemed	—	—	(1,464)	(22,501)

Net increase (decrease)	1,778	$27,014	3,577	$52,627

Class Z:
Net increase (decrease)	—	$—	—	$—

[a]	Certain shareholders of the Fund redeemed shares in-kind.

Note 7. Redemptions In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended February 28, 2018, the Fund had redemptions in-kind with total proceeds in the amount of $99,496,832. The net realized gains on these redemptions in-kind amounted to $24,236,834 which will not be realized for tax purposes.

Note 8. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Financial Sector Risk: To the extent the Fund invests in the financial sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financial sector, including the banks, diversified financial, credit card and insurance industries.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions between the United States and other foreign powers, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the markets and the Fund. The strengthening and weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Department of Labor’s (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the U.S. Securities and Exchange Commission’s (SEC) final rules and amendments to modernize the reporting and disclosure and to develop and implement a Liquidity Risk Management Program for open-end investment companies could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was for periods ending after August 1, 2017. The adoption of these amendments required amended and additional disclosures reflected herein, but had no effect on the Fund’s net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after February 28, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Dividend Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Dividend Value Fund, Inc. (the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 23, 2018

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

TAX INFORMATION—2018 (unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $3,660,498. Additionally, 56.65% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $22,625,752 at the 20% maximum rate. The Fund also designates a short-term capital gain distribution of $3,952,194.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Board of Directors

On December 5, 2017, the Board of Directors voted to decrease the number of directors on the Fund’s Board of Directors from thirteen to ten, effective January 1, 2018. Directors Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy. Director Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAl) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers Year of Birth: 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991

Joseph M. Harvey Year of Birth: 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

(table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued on previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark Year of Birth: 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011

Bonnie Cohen Year of Birth: 1942	Director	—[5]	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001

George Grossman Year of Birth: 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

(table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued on previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean Junkans Year of Birth: 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive -In -Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate

Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015

Richard E. Kroon Year of Birth: 1942	Director	—[5]	Former member of Investment Committee, Monmouth University from 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

(table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued on previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis Year of Birth: 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2014 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	22	Since 2015

Jane F. Magpiong Year of Birth: 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School, from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015

(table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued on previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Richard J. Norman Year of Birth: 1943	Director	—[5]	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

(table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued on previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards Year of Birth: 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; Member of the 100 Women in Finance Global Association Board and Chair of its Advisory Council since 2012; President and CIO of Ledge Harbor Management since 2016; Previously, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	22	Since September 2017

(table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued on previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross Year of Birth: 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004

C. Edward Ward, Jr. Year of Birth: 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	22	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy. Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

Christopher Rhine 1979	Vice President	Senior Vice President of CSCM since 2012	Since 2017

Francis C. Poli 1962	Secretary and Chief Legal Officer	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]	Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS

REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Christopher Rhine

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 8123

Boston, MA 02266

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—DVFAX
Class C—DVFCX
Class F—DVVFX*
Class I—DVFIX
Class R—DVFRX
Class T—DVVTX*
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Dividend Value Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance which is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F and Class T shares are currently not available for purchase.

COHEN & STEERS

DIVIDEND VALUE FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

Annual Report February 28, 2018

Cohen & Steers

Dividend

Value Fund

DVFAXAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark, Gerald J. Maginnis and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert.” Messrs. Clark, Maginnis and Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended February 28, 2018 and February 28, 2017 for professional services rendered by the registrant’s principal accountant were as follows:

	2018	2017
Audit Fees	$36,720	$41,400
Audit-Related Fees	$5,500	$0
Tax Fees	$5,500	$6,380
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns. Audit-related fees were billed in connection with the registration of the Fund’s Class F and T Shares.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended February 28, 2018 and February 28, 2017, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2018	2017
Registrant	$5,500	$6,380
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Frank K. Ross (chairman), Michael G. Clark, George Grossman and Gerald J. Maginnis.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	May 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: May 3, 2018